UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

New Residential Investment Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 26, 2016 .
Meeting Information
NEW RESIDENTIAL INVESTMENT CORP. Meeting Type: Annual Meeting
For holders as of: April 01, 2016
Date: May 26, 2016 Time: 8:00 AM EDT
Location: Sheraton New York Times Square Hotel
811 7th Avenue
New York, NY 10019
You are receiving this communication because you hold
NEW RESIDENTIAL INVESTMENT CORP. shares in the above named company.
1345 AVENUE OF THE AMERICAS, 45TH FLOOR
NEW YORK, NY 10105
This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request a
paper copy (see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow ?(located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2016 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
01 Douglas L. Jacobs
The Board of Directors recommends you vote FOR the following proposal:
2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for New
Residential Investment Corp. for fiscal year 2016.
NOTE: The Board of Directors may consider and act upon any other business properly presented at the Annual
Meeting. If a proxy is properly executed, then your shares will be voted either in the manner you indicate or, if no direction is indicated, in the manner directed by the Board of Directors (including with respect to any matter not specified above that is properly presented at the Annual Meeting).
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